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                                                   Exhibit 10.1.5

                         AMENDMENT NO. 5
                         ---------------


          Reference is made to that certain Loan Agreement dated as of October 18, 1991, as amended (the "Loan Agreement") among The Vons Companies, Inc., Bank of America National Trust and Savings Association (as successor by merger to Security Pacific National Bank), as Agent, and the Banks party thereto. Terms defined in the Loan Agreement are used herein with the same meanings.

                            RECITALS
                            --------

          A. Borrower has requested the Banks to agree to an amendment of Section 6.1(b) of the Loan Agreement in order to purchase up to $25 Million face value of Borrower's 6 5/8% Senior Subordinated Debentures due May 15, 1998 representing the May 15, 1996 sinking fund requirement for the Restricted Subordinated Debt.

          B. Borrower has also requested the Banks to agree to an amendment of the definition of "Qualified Sale/Leaseback Property" in the Loan Agreement in order to complete a sale and leaseback transaction of Borrower's Store #29, located at 403 West Avenue L, Lancaster, California, which has been open for more than one year.


                            AGREEMENT
                            ---------

          Borrower, the Agent and the Banks hereby agree as follows:

          1.   Section 6.1(b).  Section 6.1(b) of the Loan
               --------------           ------

Agreement is amended to read as follows:

          "(b) (i) mandatory redemption and sinking fund payments under the Restricted Subordinated Debt and
          (ii) the early purchase of up to $25,000,000 face value of the Restricted Subordinated Debt representing the May 15, 1996 sinking fund requirement for the Restricted Subordinated Debt; provided that i) the amount expended by Borrower shall not exceed the amount required thereunder and
          (ii) if, giving effect to any such redemption or payment, the aggregate amount so expended, when added to the amount expended for the Unrestricted Subordinated Debt, exceeds $250,000,000, Borrower shall have received Cash proceeds in an amount at least equal to such excess amount either from the issuance of Common Stock or the incurrence of Refinancing Indebtedness;"

          2.   "Qualified Sale/Leaseback Property".  The terms
               -----------------------------------
"Qualified Sale/Leaseback Property" defined in Section 1.1 of
                                                       ---
the Loan Agreement is amended to read as follows:

          "Qualified Sale/Leaseback Property" means, with
           ----------------------------------
          respect to any sale and leaseback transaction, real Property acquired, whether directly or as a result of an Acquisition, by Borrower or any of its Subsidiaries subsequent to the Closing Date that consists of (a) unimproved real Property or (b) improved real Property and related personal Property, provided that such sale and leaseback transaction occurs within the one year period immediately following the date such improved real Property is first placed in service in the business of Borrower or its Subsidiary or (c) Borrower's Store #29, located at 403 West Avenue L, Lancaster, California."


          3.   Confirmation.  In all other respects, the Loan
               ------------
Agreement is hereby confirmed.


          4.   Counterparts.  This Amendment may be executed in
               ------------
counterparts in accordance with Section 11.7 of the Loan
                                        ----
Agreement.

          Dated as of December 5, 1994.

                 THE VONS COMPANIES, INC.


                 By /s/ V. L. MILLER
                    -------------------------------------------
                            VIRGINIA L. MILLER
                      Vice President and Treasurer


                 BANK OF AMERICA NATIONAL TRUST
                   AND SAVINGS ASSOCIATION,
                   as Agent

                 By /s/ D. M. TERRANCE
                    -------------------------------------------
                              David M. Terrance
                               Vice President

                 BANK OF AMERICA NATIONAL TRUST
                   AND SAVINGS ASSOCIATION,
                   as a Bank
                     /s/ MARK F. MILNER
                 By      Mark F. Milner
                    -------------------------------------------

                    Its Managing Director
                       ----------------------------------------
                       [Printed Name and Title]

                 BANK OF AMERICA ILLINOIS,
                  as a Bank
                      /s/ MARK F. MILNER
                 By       Mark F. Milner
                    -------------------------------------------

                    Its Managing Director
                       ----------------------------------------
                       [Printed Name and Title]


                 NATIONSBANK OF TEXAS, N.A.,
                  as a Bank
                     /s/ M. M.  SHAFROTH
                 By      Michele M. Shafroth
                    -------------------------------------------

                    Its Senior Vice President
                       ----------------------------------------
                       [Printed Name and Title]


                 THE BANK OF NOVA SCOTIA,
                  as a Bank

                 By /s/ M. VAN OTTERLOO
                    -------------------------------------------

                    Its Senior Relationship Manger
                       ----------------------------------------
                       [Printed Name and Title]


                 CIBC, INC.,
                  as a Bank

                 By
                    -------------------------------------------

                    Its
                       ----------------------------------------
                       [Printed Name and Title]


                 UNION BANK,
                  as a Bank

                 By  /s/ CECILIA M. VALENTE
                    -------------------------------------------

                    Its
                       ----------------------------------------
                       [Printed Name and Title]
                       Cecilia M. Valente, Vice President

                 CITICORP USA, INC.,
                  as a Bank

                 By  /s/ W. P. STENGEL
                    -------------------------------------------
                         W. P. Stengel
                    Its Vice President
                       ----------------------------------------
                       [Printed Name and Title]


                 SOCIETE GENERALE,
                  as a Bank

                 By  /s/ MAUREEN KELLY
                    -------------------------------------------

                    Its Vice President
                       ----------------------------------------
                       [Printed Name and Title]


                 THE FIRST NATIONAL BANK OF CHICAGO,
                  as a Bank

                 By  /s/ L. GENE BEUBE
                    -------------------------------------------

                    Its L. Gene Beube, Senior Vice President
                       ----------------------------------------
                       [Printed Name and Title]


                   ABN AMRO BANK, N.V., Los Angeles
                    International Branch,
                    as a Bank

                 By  /s/ELLEN M. COLEMAN        /s/J.A. MILLER
                    -------------------------------------------
                        Ellen M. Coleman         John A. Miller
                    Its Assistant Vice President Vice President
                        ---------------------------------------
                        [Printed Name and Title]


                 THE CHASE MANHATTAN BANK, N.A.,
                  as a Bank


                 By  /s/ JOHN J. COYLE
                    -------------------------------------------

                    Its Vice President
                       ----------------------------------------
                       [Printed Name and Title]


                 FIRST INTERSTATE BANK OF CALIFORNIA,
                  as a Bank

                 By  /s/ W.J. BAIRD
                    -------------------------------------------
                         WILLIAM J. BAIRD
                    Its Vice President
                       ----------------------------------------
                       [Printed Name and Title]


                 BANK OF HAWAII,
                  as a Bank
                     /s/ PETER S. HO
                 By      Peter S. Ho
                    -------------------------------------------

                    Its Vice President
                       ----------------------------------------
                       [Printed Name and Title]


                 THE TOKAI BANK, LTD.
                  LOS ANGELES AGENCY,
                  as a Bank

                 By  /s/ M. SAITO
                      -----------------------------------------

                    Its Masahiko Saito, Asst. General Manager
                       ----------------------------------------
                       [Printed Name and Title]